UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio	45249
(Address of principal executive offices)	(Zip Code)

(513) 554-1110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	PECO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 9, 2023, Phillips Edison & Company, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders: (i) elected all seven directors to serve until the annual meeting in 2024 and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; and (iii) ratified the selection of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2023. The final voting results are below.
Proposal 1: Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey S. Edison	70,225,434	1,938,405	221,264	21,428,417
Leslie T. Chao	70,062,137	2,095,109	227,857	21,428,417
Elizabeth O. Fischer	66,996,205	5,164,901	223,997	21,428,417
Stephen R. Quazzo	71,333,334	819,034	232,735	21,428,417
Jane E. Silfen	71,728,186	435,185	221,732	21,428,417
John A. Strong	70,702,587	1,441,227	241,289	21,428,417
Gregory S. Wood	71,707,724	431,955	245,424	21,428,417
Proposal 2: Say on Pay

For	Against	Abstain	Broker Non-Votes
68,906,184	2,845,624	633,295	21,428,417
Proposal 3: Ratification of Auditor

For	Against	Abstain	Broker Non-Votes
92,900,707	523,100	389,713	N/A
Item 7.01 Regulation FD Disclosure.
The Board of Directors of the Company approved distributions for May, June, and July 2023 to its stockholders of record as of May 19, 2023; June 15, 2023; and July 17, 2023, respectively, equal to a monthly amount of $0.0933 per share. The Company’s May, June, and July 2023 distributions are expected to be paid on June 1, 2023; July 3, 2023; and August 1, 2023, respectively. Operating partnership unit holders receive distributions at the same rate as common stockholders, subject to the required tax withholding.
On May 9, 2023, the Company issued a press release announcing the declaration of the May, June, and July 2023 distributions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any other filing with the SEC except as expressly set forth by specific reference in such filing.
Item  9.01   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 9, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated: May 9, 2023	By:	/s/ Jennifer L. Robison
Jennifer L. Robison
Chief Accounting Officer and Senior Vice President (Principal Accounting Officer)